                                                                   EXHIBIT 10.43

February 10, 2003

Thomas Volk
EVP, Infrastructure and Platform Group
Sybase, Inc
One Sybase Drive
Dublin, CA 94568
(Delivered by hand)

Dear Thomas:

Each year, Sybase works with various external consultants to conduct extensive survey and analysis of prevailing market practice, competitive data from select companies in the local software industry with which we compete for talents, and Sybase's internal compensation equity. This year, our Corporate Human Resources worked with AON/Radford, KPMG and Watson Wyatt executive compensation consultants to present a well-researched and extraordinarily thorough review of our Section 16(b) officers' cash compensation, incentive bonus/variable compensation, stock/long-term incentive and executive benefit programs. Based on the aforementioned analysis and your individual performance against your 2003 objectives, I have recommended to the Compensation Committee and the Board of Directors your 2003 total executive compensation. It is my belief that our executive compensation should not only be competitive in the industry but it should also always support the achievement of Sybase's performance objectives to maintain alignment with shareholder interests.

I am pleased to inform you of your 2003 Executive Compensation as approved by the Sybase, Inc. Compensation Committee and the Board of Directors at the February 5, 2003 meeting.

         1.       Cash Compensation (effective January 1, 2003)

                      -  Annual base salary: $ 350,000
                         (paid semi-monthly at $14,583.33)

                      -  ELT incentive bonus target at 21%: ($125,000)

                      -  Variable incentive target at 21%: ($125,000)

                      -  Total target earnings (TTE): $ 600,000

                  Your ELT incentive bonus target will be based on Sybase, Inc. overall company performance as follows:

                      -  50% on Sybase revenue of $865M

                      -  50% on Sybase profit before taxes (PBT) of $162M

Thomas Volk
February 10, 2003
Page 2

         Payment of annual ELT incentive bonus will be based on following:

                      a) Sybase revenue:

                         -  70% at 95% of target performance

                         -  100% at 100%

                         -  3 for 1 after 100% (e.g. 130% at 110%)

                         -  no cap

                      b) Sybase PBT

                         -  70% at 70% of target performance

                         -  100% at 100%

                         -  3 for 1 after 100% (e.g. 130% at 110%)

                         -  no cap

         Attached is your 2003 Compensation Plan, which provides the plan components, quota and compensation details (reflecting the aforementioned $125,000 variable incentive target) for your review and signature. Please sign it and return one signed copy to Nita White-Ivy in Corporate Human Resources no later than February 14, 2003. Do note that for 2004, your incentive target will be based 100% on IPG revenue and margin numbers.

2.       Long-Term Incentives

         a)       Sybase Stock Option Grant (with 3-year vesting):

                      -  15,000 shares at February 10, 2003 strike price.

         b)       Sybase Restricted Stock Options (with 3-year vesting)

                      -  9,000 shares at $0.10 per share.

3.       New Executive Benefit Program

         I am also excited to announce a new Executive Financial Planning and Services Program for our Section 16 officers that will reimburse you for up to $10,000 of fees paid by you to a third party in 2003 for tax preparation, insurance planning, investment planning, retirement planning and/or estate planning services undertaken on your behalf. You may select your own provider for these services. Alternatively, for most of these services, you may use KPMG with whom we have negotiated reduced rates. If you choose to use KPMG, you are free to use them for some of the services, while retaining different providers for other services.

         The amount of the reimbursement paid to you will be grossed up for federal and state income tax purposes. To the extent that you do not fully utilize the allowable reimbursement amount during 2003, you will not be entitled to any cash payment of the balance nor will you be able to utilize it in subsequent years.

         You will need to provide detailed invoices from the third party provider showing the specific services rendered in order to obtain reimbursement. You need to submit the invoices to the Vice President of Worldwide Human Resources for processing.

Thomas Volk
February 10, 2003
Page 3

         In selecting your provider(s), it is important to do so in a manner that is consistent with the philosophy of our Conflict of Interest Policy. Therefore, you should not retain (1) a family member or other party with whom you have a significant relationship, or (2) a close business associate of such a person. As noted in the Conflict of Interest Policy, examples of "significant relationships" that extend beyond family include domestic partners, dating relationships, and business partnerships.

         Note that KPMG is not able to finalize estate planning documents. Should you want such services, you will need to retain your own attorney. The HR Department does have a list of estate planning attorneys who have been recommended to the HR Department by various people. If you would like to review such list, you can contact Nita White-Ivy. However. Sybase has NOT undertaken a review of the qualifications of the attorneys on this list and does NOT endorse or recommend any particular attorney(s). You should do your own due diligence when selecting an attorney.

         I trust that this new financial planning and services program will be a great benefit for you and your family.

As we all experienced, 2002 was an economically challenging year. However, we did well compared to the rest of the software industry. We generated more than $164M in cash from operations and increased pro-forma operating margins to 16%. Our integration products gained further traction as Sybase continued to redefine the middleware market with end-to-end solutions, from data management to mobile and wireless. The company has achieved an enviable market position and our strength clearly reflects all the hard work and long hours everybody has put in. It is expected that 2003 will be a more challenging year. Therefore, we cannot rest on our laurels. It is imperative that we remain focused, committed, and ever vigilant to ensure that nothing gets in the way of achieving our revenue and margin numbers for Sybase's continued success. Do remember the partners.

I look forward to your continuing commitment.

Sincerely,
/S/ JOHN CHEN
John S. Chen
Chairman, CEO and President

Encl: 2003 Compensation Plan
JSC:  el
CC:   HR File

                                  SYBASE, INC.
                      2003 SALES COMPENSATION PLAN SUMMARY
 Please refer to the Revenue Based Incentive Compensation Plan Component Sheet
                for definitions of the following plan components.
             This Plan Summary supersedes all prior Plan Summaries.

                                  THOMAS VOLK

                                      IPG

                              EXEC VICE PRESIDENT
                              2003 EFFECTIVE DATE: 1/1/2003
                              PLAN EFFECTIVE DATE: 1/1/2003

                                 PLAN COMPONENTS

BASE SALARY               $350,000   58% of Total Target Earnings
TARGET INCENTIVE COMP     $125,000   21% of Total Target Earnings
ELT INCENTIVE BONUS       $125,000   21% of Total Target Earnings
                          --------
TOTAL TARGET EARNINGS     $600,000
                          ========

                          INCENTIVE COMPENSATION DETAIL

                                                                                        PAY CALCULATION          PAID
                                                                                        ---------------          ----
SYBASE CORPORATE REVENUE (50% OF ELT INCENTIVE BONUS)                     $ 62,500     Payment Table           Quarterly
SYBASE CORPORATE PROFIT - BEFORE TAX (50% OF ELT INCENTIVE BONUS)         $ 62,500     Payment Table           Quarterly
TOTAL DIVISION REVENUE (30% OF TARGET INCENTIVE COMP)                     $ 37,500     Payment Table           Quarterly
DIVISION REVENUE (EXCL. WWFO CHANNEL) (30% OF TARGET INCENTIVE)           $ 37,500     Payment Table           Quarterly
DIVISION CONTRIB. MGN. $(30% OF TARGET INCENTIVE COMP)                    $ 37,500     Payment Table           Quarterly
TIMELINESS DIRECT LICENSE REVENUE(10% OF TARGET INCENTIVE COMP)           $ 12,500     Binary - Make/Miss      Quarterly
                                                                          --------
TARGET INCENTIVE COMPENSATION:                                            $250.000
                                                                          ========

                             QUOTA DETAIL FFI(US $)

                                                                        DIVISION
            SYBASE                                                    REVENUE (EXCL.                            TIMELINESS DIRECT
          CORPORATE     SYBASE CORPORATE        DIVISION REVENUE       WWFO CHANNEL)    DIVISION CONTRIBUTION    LICENSE REVENUE
           REVENUE     PROFIT (BEFORE TAX)          $M (US)               $M (US)           MARGIN $M (US)           $M (US)
         -----------   -------------------      ----------------     ---------------    ---------------------   -----------------
Q1       $203.000000       $ 33.400000             $114.180000          $21.181000            $ 58.143000          $15.218000
Q2       $212.000000       $ 38.400000             $121.574000          $23.121000            $ 65.356000          $16.658000
Q3       $218.000000       $ 41.400000             $132.127000          $27.106000            $ 74.028000          $20.343000
Q4       $232.000000       $ 48.400000             $141.307000          $27.775000            $ 83.200000          $20.312000
         -----------       -----------             -----------          ----------            -----------          ----------
ANNUAL   $865.000000       $161.600000             $509.188000          $99.183000            $280.727000          $72.531000
         ===========       ===========             ===========          ==========            ===========          ==========

YEAR TO DATE PAYMENT TABLE UNTIL ACCELERATOR GATES MET           < 80%       0%
                                                           80% - 84.9%      50%
                                                         85.0% - 89.9%      60%
                                                         90.0% - 94.9%      70%
                                                         95.0% - 98.9%      80%
                                                         99.0% - 99.9       90%
                                                                  100%     100%

The Plan Participant named above is eligible to participate in the 2003 Revenue Based Incentive Compensation Plan. The Plan is not intended and shall not be construed to imply a contract of employment between the Plan Participant and Sybase, Inc. All interpretations of the Plan by the Sybase President and CEO are final, binding and not subject to appeal. Sybase, Inc. reserves the right to modify or terminate the Plan at any time, for any reason, or without notice. No Plan Participant has the right to receive payment from the Plan until all conditions and terms of the Plan have been met by the Plan Participant and the Plan Participant has signed and returned this Plan Acknowledgment Form to the Sales Compensation Department.

I, the undersigned Plan Participant, have received, read and fully understand the contents of the Sybase, Inc. 2003 Revenue Based Incentive Compensation Plan (Individual Plan Summary, Component Attachments and Plan Terms and Conditions) and agree to the Plan its terms and conditions.

Please sign below:

/s/ THOMAS VOLK                            /s/ JOHN CHEN
-----------------------------------------  -------------------------------------
THOMAS VOLK                       DATE     JOHN CHEN                       DATE

EXEC VICE PRESIDENT                        SYBASE PRESIDENT AND CEO

TIMELINESS COMPONENT

Book 20% of License (excl. WWFO) quota in the first two months of the quarter & achieve License (excl. WWFO) quota for the quarter = 100% payment

Book 25% of License (excl. WWFO) quota in the first two months of the quarter & achieve License (excl. WWFO) quota for the quarter = 200% payment

Acceleration Gate requirement:  100%   Division Revenue Annual Quota, and
                                100%   Division Revenue (excl. WWFO channel) Annual Quota, and
                                100%   Division Contribution Margin $ Annual Quota

Acceleration (after Acceleration Gate requirements met):         100% to 125%   1% additional revenue = 1% total Incentive Comp
                                    Paid on revenue only         126% to 150%   1% additional revenue = 3% total Incentive Comp
                                                                 > 150%         1% additional revenue = 1% total Incentive Comp

Quota assignment as of: January 01, 2003   Comp Plan Print Date:  March 12, 2004
Margin includes goodwill, excludes transfer price and marketing program spend

 ALL INCENTIVE COMPENSATION IS SUBJECT TO PRO-RATION BASED ON PLAN EFFECTIVE
                                      DATE.

Version 1.0                                  Sybase Proprietary and Confidential

                                  SYBASE, INC.
                      2003 SALES COMPENSATION PLAN SUMMARY
 Please refer to the Revenue Based Incentive Compensation Plan Component Sheet
                for definitions of the following plan components.
             This Plan Summary supersedes all prior Plan Summaries.

                                   THOMAS VOLK

                                       IPG

                               EXEC VICE PRESIDENT
                          2003 EFFECTIVE DATE: 7/1/2003
                          PLAN EFFECTIVE DATE: 7/1/2003

                                 PLAN COMPONENTS

BASE SALARY               $ 350,000             58% of Total Target Earnings
TARGET INCENTIVE COMP     $ 125,000             21% of Total Target Earnings
ELT INCENTIVE BONUS       $ 125,000             21% of Total Target Earnings
                          ---------
TOTAL TARGET EARNINGS     $ 600,000
                          =========

                          INCENTIVE COMPENSATION DETAIL

                                                                                       PAY CALCULATION        PAID
                                                                                      ------------------   ---------
SYBASE CORPORATE REVENUE (50% OF ELT INCENTIVE BONUS)                   $ 62,500      Payment Table        Quarterly
SYBASE CORPORATE PROFIT - BEFORE TAX (50% OF ELT INCENTIVE BONUS)       $ 62,500      Payment Table        Quarterly
TOTAL DIVISION REVENUE (30% OF TARGET INCENTIVE COMP)                   $ 37,500      Payment Table        Quarterly
DIVISION REVENUE (EXCL. WWFO CHANNEL) (30% OF TARGET INCENTIVE COMP)    $ 37,500      Payment Table        Quarterly
DIVISION CONTRIB. MGN. $(30% OF TARGET INCENTIVE COMP)                  $ 37,500      Payment Table        Quarterly
TIMELINESS DIRECT LICENSE REVENUE(10% OF TARGET INCENTIVE COMP)         $ 12,500      Binary - Make/Miss   Quarterly
                                                                        --------
TARGET INCENTIVE COMPENSATION:                                          $250,000
                                                                        ========

                             QUOTA DETAIL FFI(US $)

                                                                     DIVISION
           SYBASE                                                 REVENUE (EXCL.                               TIMELINESS DIRECT
          CORPORATE      SYBASE CORPORATE     DIVISION REVENUE    WWFO CHANNEL)     DIVISION CONTRIBUTION       LICENSE REVENUE
           REVENUE      PROFIT (BEFORE TAX)        $M (US)            $M (US)            MARGIN $M (US)              $M (US)
         -----------    -------------------   ----------------    --------------    ---------------------      -----------------
Q1       $203.000000        $ 33.400000          $114.180000        $ 21.181000            $ 58.143000             $15.218000
Q2       $212.000000        $ 38.400000          $121.574000        $ 23.121000            $ 65.356000             $16.658000
Q3       $218.000000        $ 41.400000          $132.948000        $ 31.110000            $ 73.241000             $24.347000
Q4       $232.000000        $ 48.400000          $142.225000        $ 32.370000            $ 82.472000             $24.907000
         -----------        -----------          -----------        -----------            -----------             ----------
ANNUAL   $865.000000        $161.600000          $510.927000        $107.782000            $279.212000             $81.130000
         ===========        ===========          ===========        ===========            ===========             ==========


YEAR TO DATE PAYMENT TABLE UNTIL ACCELERATOR GATES MET            < 80%      0%
                                                            80% - 84.9%     50%
                                                          85.0% - 89.9%     60%
                                                          90.0% - 94.9%     70%
                                                          95.0% - 98.9%     80%
                                                           99.0% - 99.9     90%
                                                                   100%    100%

The Plan Participant named above is eligible to participate in the 2003 Revenue Based Incentive Compensation Plan. The Plan is not intended and shall not be construed to imply a contract of employment between the Plan Participant and Sybase, Inc. All interpretations of the Plan by the Sybase President and CEO are final, binding and not subject to appeal. Sybase, Inc. reserves the right to modify or terminate the Plan at any time, for any reason, or without notice. No Plan Participant has the right to receive payment from the Plan until all conditions and terms of the Plan have been met by the Plan Participant and the Plan Participant has signed and returned this Plan Acknowledgment Form to the Sales Compensation Department.

I, the undersigned Plan Participant, have received, read and fully understand the contents of the Sybase, Inc. 2003 Revenue Based Incentive Compensation Plan (Individual Plan Summary, Component Attachments and Plan Terms and Conditions) and agree to the Plan its terms and conditions.

Please sign below:

/s/ THOMAS VOLK                          /s/ JOHN CHEN
--------------------------------------   ---------------------------------------
THOMAS VOLK                      DATE    JOHN CHEN                         DATE

EXEC VICE PRESIDENT                      SYBASE PRESIDENT AND CEO

TIMELINESS COMPONENT

Book 20% of License (excl. WWFO) quota in the first two months of the quarter & achieve License (excl. WWFO) quota for the quarter = 100% payment

Book 25% of License (excl. WWFO) quota in the first two months of the quarter & achieve License (excl. WWFO) quota for the quarter = 200% payment

Acceleration Gate requirement:  100%      Division Revenue Annual Quota, and
                                100%      Division Revenue (excl. WWFO channel) Annual Quota, and
                                100%      Division Contribution Margin $ Annual Quota

Acceleration (after Acceleration Gate requirements met):    100% to 125%   1% additional revenue = 1% total Incentive Comp
                                    Paid on revenue only    126% to 150%   1% additional revenue = 3% total Incentive Comp
                                                            > 150%         1% additional revenue = 1% total Incentive Comp

Quota assignment as of:  July 01, 2003   Comp Plan Print Date:    March 12, 2004
Margin includes goodwill, excludes transfer price and marketing program spend

   ALL INCENTIVE COMPENSATION IS SUBJECT TO PRO-RATION BASED ON PLAN EFFECTIVE
                                      DATE.

Version 1.0                                  Sybase Proprietary and Confidential